UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 19, 2024

LIBERTY MEDIA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35707	37-1699499
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12300 Liberty Blvd.

Englewood, Colorado 80112

(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (720) 875-5400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Series A Liberty Formula One Common Stock	FWONA	The Nasdaq Stock Market LLC
Series C Liberty Formula One Common Stock	FWONK	The Nasdaq Stock Market LLC
Series A Liberty Live Common Stock	LLYVA	The Nasdaq Stock Market LLC
Series C Liberty Live Common Stock	LLYVK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed on April 1, 2024, Liberty Media Corporation, a Delaware corporation (“Liberty Media”), entered into a Share Purchase Agreement (the “Purchase Agreement”), dated as of March 29, 2024, with Libertad Especia, S.L.U., a private limited company incorporated in Spain and a wholly owned subsidiary of Liberty Media (“Buyer”), Global Racing LX2 S.à.r.l., a company incorporated in Luxembourg (“Institutional Seller”), Global Racing LX1 S.à.r.l., a company incorporated in Luxembourg (“LX1 Seller”), and Dorna (as defined below) management equity holders (the “Management Sellers” and together with the Institutional Seller and LX1 Seller, the “Sellers”) to acquire approximately 86% of the equity interests in Dorna Sports, S.L., a private limited company incorporated in Spain (“Dorna”), in a transaction with an aggregate equity value of approximately €3.502 billion (the “Transaction”). The Transaction is subject to certain conditions, including obtaining the required approvals under specified foreign competition laws (the “Regulatory Condition”) and obtaining the required approvals under the rules and regulations issued by Spanish and Italian foreign investment authorities (the “FDI Condition”).

The Purchase Agreement provides, inter alia, that the Purchase Agreement may be terminated by Buyer or Institutional Seller if the Regulatory Condition or the FDI Condition has not been satisfied by 5:00 p.m. London time on December 31, 2024 (the “Longstop Date”); provided, however, that in the event that the Regulatory Condition or FDI Condition has not been satisfied by the Longstop Date, Buyer is entitled to extend the Longstop Date until 5:00 p.m. London time on March 31, 2025 so long as (a) Buyer has notified Institutional Seller of its decision to extend the Longstop Date on or before 5:00 p.m. London time on December 31, 2024 and (b) except where a Sellers’ Non-Compliance Event (as defined in the Purchase Agreement) has occurred, Liberty Media pays €126 million (the “Upfront Amount”) within five business days after December 31, 2024. The FDI Condition has been satisfied, and the Regulatory Condition has been satisfied other than the approval of the European Commission, which, as discussed in Item 7.01, on December 19, 2024 initiated a Phase II review of the Transaction.

Because the Regulatory Condition will not be satisfied prior to December 31, 2024, on December 19, 2024, Liberty Media and Buyer notified Institutional Seller of their decision to extend the Longstop Date to 5:00 p.m. London time on March 31, 2025 (“Extension Election”). The effectiveness of the Extension Election is conditional on the Institutional Seller irrevocably agreeing that if the Regulatory Condition and the FDI Condition have not been satisfied by 5:00 p.m. London time on March 31, 2025, the Longstop Date will automatically be extended, without any further action (including without payment of any fee), to 5:00 p.m. London time on June 30, 2025. On December 19, 2024, the Institutional Seller agreed to the Extension Election by delivering a counter-signed copy of the Extension Election to Liberty Media and Buyer, however, the effectiveness of the Extension Election is further made conditional on the payment of the Upfront Amount by Liberty Media on January 2, 2025 or January 3, 2025.

Liberty Media expects to pay the Upfront Amount to the Institutional Seller on January 2, 2025 or January 3, 2025. The Upfront Amount will be in addition to, and will not reduce or otherwise offset, the consideration otherwise payable to the Sellers at the closing of the Transaction.

Item 7.01 Regulation FD Disclosure.

On December 19, 2024, Liberty Media issued the following statement regarding the European Commission’s notice that it had initiated a Phase II review of the Transaction:

Liberty Media today received notice from the European Commission opening a Phase II investigation into its previously announced acquisition of MotoGP. We are confident this transaction will benefit MotoGP’s business, fans, viewers and the broader motorcycle industry. Market participants have widely recognized the benefits of the transaction. There is a very large and growing market for audiovisual entertainment well beyond sports, and this transaction will enhance MotoGP’s ability to compete in this highly competitive market. We will continue to work with the European Commission as they progress their review and have agreed with the sellers to an extension of the longstop date to June 30, 2025 in order to accommodate the more in-depth investigation. We believe that the European Commission will conclude that the transaction should be approved.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K includes certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including certain statements relating to the proposed Transaction and its completion. All statements other than statements of historical fact are “forward-looking statements” for purposes of federal and state securities laws. These forward-looking statements generally can be identified by phrases such as “possible,” “potential,” “intends” or “expects” or other words or phrases of similar import or future or conditional verbs such as “will,” “may,” “might,” “should,” “would,” “could,” or similar variations. These forward-looking statements involve many risks and uncertainties that could cause actual results and the timing of events to differ materially from those expressed or implied by such statements, including, but not limited to: historical financial information may not be representative of future results; there may be significant transaction costs and integration costs in connection with the proposed Transaction; the parties may not realize the potential benefits of the proposed Transaction in the near term or at all; the parties may not satisfy all conditions to the proposed Transaction, including the failure to obtain regulatory approvals; the proposed Transaction may not be consummated; there may be liabilities that are not known, probable or estimable at this time; the proposed Transaction may result in the diversion of management’s time and attention to issues relating to the proposed Transaction and integration; unfavorable outcomes of legal proceedings that may be instituted against the parties following the announcement of the proposed Transaction; risks inherent to the business may result in additional strategic and operational risks, which may impact Liberty Media’s risk profile, which it may not be able to mitigate effectively; and other risks and uncertainties detailed in periodic reports that Liberty Media files with the SEC. These forward-looking statements speak only as of the date of this Current Report on Form 8-K and Liberty Media expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein to reflect any change in Liberty Media’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. Please refer to the publicly filed documents of Liberty Media, including its most recent Forms 10-K and 10-Q, as such risk factors may be amended, supplemented or superseded from time to time by other reports Liberty Media subsequently filed with the SEC, for additional information about Liberty Media and about the risks and uncertainties related to Liberty Media’s businesses which may affect the statements made in this Current Report on Form 8-K.

This Item 7.01 is being furnished to the Securities and Exchange Commission in satisfaction of the public disclosure requirements of Regulation FD and shall not be deemed “filed” for any purpose.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 19, 2024

LIBERTY MEDIA CORPORATION

By:	/s/ Craig Troyer
	Name:	Craig Troyer
	Title:	Senior Vice President